UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas		66251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (877) 564-3166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2018 (the “Closing Date”), Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC and Sprint Spectrum Co III LLC (together, the “Issuers”), each a Delaware limited liability company and limited-purpose, bankruptcy remote, wholly owned indirect subsidiary of Sprint Corporation (the “Company”) completed the previously announced issuance of $3,937,500,000 aggregate principal amount of wireless spectrum-backed notes, consisting of $2,100,000,000 in aggregate principal amount of Series 2018-1 4.738% Senior Secured Notes, Class A-1 (the “A-1 Notes”), and $1,837,500,000 in aggregate principal amount of Series 2018-1 5.152% Senior Secured Notes, Class A-2 (the “A-2 Notes” and, together with the A-1 Notes, the “2018 Notes”), in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The 2018 Notes are eligible for resale pursuant to Rule 144A and Regulation S under the Securities Act.

The 2018 Notes were issued under a base indenture, dated as of October 27, 2016, by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee and securities intermediary (the “Trustee”), as amended by the first supplemental indenture, dated as of March 12, 2018, by and among the Issuers and the Trustee (as so amended, the “Base Indenture”), and as supplemented by the Series 2018-1 Supplement, dated as March 21, 2018 (the “2018-1 Supplement” and, together with the Base Indenture, the “Indenture”), by and among the Issuers and the Trustee. The Base Indenture allows the Issuers to issue additional series of notes in the future subject to certain conditions set forth therein.

The 2018 Notes were issued as part of a securitization program. In 2016, in connection with the issuance by the Issuers of the first series of notes under this securitization program (the “2016 Notes”), the Issuers’ directly owned, limited-purpose, bankruptcy remote subsidiaries (collectively, the “License Holders”) acquired a portfolio of FCC licenses and a small number of third-party leased license agreements (the “Spectrum Portfolio”) from subsidiaries of Sprint Communications, Inc. (“SCI”), which comprise a portion of the Company’s 2.5GHz and 1.9GHz spectrum holdings, representing approximately 14 percent of the Company’s total spectrum holdings on a MHz-pops basis. The current Spectrum Portfolio is substantially identical to the original portfolio from 2016. The Spectrum Portfolio has been leased to SCI pursuant to a long-term lease agreement, the rental payments for which service the 2018 Notes and the 2016 Notes. SCI’s lease payment obligations are guaranteed by the Company and the subsidiaries of SCI that provide guarantees under SCI’s existing credit agreements with JPMorgan Chase Bank, N.A. and the other lenders party thereto and with Export Bank Canada. Such lease payment guarantees (together with each such party’s guaranty obligations under an additional transaction agreement) are secured equally and ratably with such party’s obligations under the above-referenced credit agreements, by substantially all of the assets, subject to certain exceptions, of the Company and such guarantor subsidiaries of SCI in an aggregate amount of up to $3.5 billion. None of such lease payment guarantor subsidiaries of SCI were “Restricted Subsidiaries” (as defined under certain of SCI’s indentures) of SCI at the time of pledge of such collateral.

Payments of interest and amortizing principal, as applicable, are required to be made on the 2018 Notes on the 20th day of each March, June, September and December or, if such day is not a business day, the next succeeding business day, commencing on June 20, 2018. The A-1 Notes provide for an interest-only period followed by quarterly principal amortization payments beginning on June 20, 2021. The A-2 Notes provide for an interest-only period followed by quarterly principal amortization payments beginning on June 20, 2023. Both tranches of the 2018 Notes have a legal final maturity date of September 20, 2029; however the A-1 Notes are anticipated to be repaid by March 20, 2025 and the A-2 Notes are anticipated to be repaid by March 20, 2028.

The 2018 Notes are (a) guaranteed by (i) Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC and Sprint Spectrum PledgeCo III LLC, each a wholly owned indirect, limited-purpose, bankruptcy remote subsidiary of the Company and direct parent of an Issuer and (ii) each of the License Holders (collectively, the “Guarantors”) pursuant to the Guarantee and Collateral Agreement, dated as of October 27, 2016, and (b) are secured by a pledge of the Spectrum Lease, the proceeds of the Spectrum Portfolio and the equity interests in the Issuers and the License Holders. The collateral for the 2018 Notes is shared equally and ratably with the 2016 Notes. None of the Company, SCI or any of their affiliates other than the Issuers and the Guarantors are obligors under on the 2018 Notes. Except through their rights under the Spectrum Lease and their ownership interests in the Issuers and the Guarantors, the Spectrum Portfolio is not available to the Company, SCI or any of their affiliates (other than the Issuers and the Guarantors), or their respective creditors.

Also on the Closing Date, the Issuers and the Trustee entered into the First Supplemental Indenture (the “Series 2016 Supplemental Indenture”) to the Series 2016-1 Supplement, dated as of October 27, 2016, by and among the Issuers and the Trustee (the “2016-1 Supplement”), to the Base Indenture. The Series 2016 Supplemental Indenture makes certain technical and conforming changes to the 2016-1 Supplement, which, as so amended, is substantially similar to the 2018-1 Supplement.

The preceding description of the 2018-1 Supplement and the Series 2016 Supplemental Indenture is a summary and is qualified in its entirety by the 2018-1 Supplement and the Series 2016 Supplemental Indenture, each of which is filed as an exhibit hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Series 2018-1 Supplement, dated as of March 21, 2018, by and among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.
10.2	First Supplemental Indenture to the Series 2016-1 Supplement, dated as of March 21, 2018, by and among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

March 21, 2018	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary

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